UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 11, 2004

                          (A) THE ALLSTATE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          (B) Delaware
                 (State or Other Jurisdiction of Incorporation)

              1-11840                                  36-3871531
       (Commission File Number)                   (I.R.S. Employer
                                                   Identification Number)

                                 (847) 402-5000
              (Registrant's Telephone Number, Including Area Code)

         2775 Sanders Road, Northbrook, Illinois                      60062
       (Address of Principal Executive Offices)                     (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated August 11, 2004 to the Prospectus dated August 27, 2003, filed as part of the Registration Statement on Form S-3 (Registration No. 333-108253; declared effective on September 22, 2003) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company) as amended by the Third Supplemental Indenture dated as of July 23, 1999 and the Sixth Supplemental Indenture dated as of June 12, 2000.

On August 11, 2004, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company is issuing $650,000,000 principal amount of 5.00% Senior Notes Due 2014 (the "Securities") under an Eleventh Supplemental Indenture, to be dated as of August 16, 2004 (the "Eleventh Supplemental Indenture"). The Underwriting Agreement, the form of the Eleventh Supplemental Indenture and an opinion of counsel are filed as exhibits hereto. The form of the Securities is included as Exhibit A to the form of the Eleventh Supplemental Indenture.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

EXHIBIT NO.    DESCRIPTION
-----------    -----------

     1 Underwriting Agreement, dated as of August 11, 2004, between the Company and J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and certain other underwriters.

     4.1 Form of Eleventh Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A.

     5.1       Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

     12        Computation of Earnings to Fixed Charges Ratio


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE ALLSTATE CORPORATION


                                        By:  /s/ Samuel H. Pilch
                                             ----------------------
                                              Name: Samuel H. Pilch
                                              Title: Controller



Dated:  August 13, 2004


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

                                INDEX TO EXHIBITS

   Number      Description
   ------      -----------

     1 Underwriting Agreement, dated as of August 11, 2004, between the Company and J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and certain other underwriters.

     4.1 Form of Eleventh Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A.

     5.1       Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

     12        Computation of Earnings to Fixed Charges Ratio



                                      A-4